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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 1, 2001
                        (Date of earliest event reported)



                         CARDINAL FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       0-24557                  54-1874630
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

          10555 Main Street, Suite 500
               Fairfax, Virginia                               22030
    (Address of Principal Executive Offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (703) 934-9200



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Item 5.     Other Information.

         The  press  release  issued  by  Cardinal  Financial  Corporation  (the
"Company")  on  October  1,  2001  and  attached   hereto  as  Exhibit  99.1  is
incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

            Exhibit No.      Description
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               99.1      Press release issued by the Company on October 1, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CARDINAL FINANCIAL CORPORATION



Dated: October 2, 2001                      By: /s/ Janet A. Valentine
                                                --------------------------------
                                                Janet A. Valentine
                                                SVP and Chief Financial Officer,
                                                Risk Management





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                                INDEX TO EXHIBITS


No.                  Description
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99.1         Press release issued by Cardinal  Financial  Corporation on October
             1, 2001.